Rule 497(e)

File No. 333-191151

CALAMOS ETF TRUST

(the “Trust”)

Calamos S&P 500® Structured Alt Protection ETF® – November

(the “Fund”)

Supplement dated March 17, 2026

to the Fund’s Prospectus dated November 28, 2025, as amended

This supplement updates certain information contained in the Fund’s prospectus and should be attached to the prospectus and retained for future reference.

Capitalized terms not defined herein have the same meaning as in the Fund’s prospectus.

Effective immediately, under the sub-heading “What are the investment objectives and principal strategies of the Fund?” on page 15 of the prospectus, the reference to “7.43%” in the fifth paragraph is replaced with “6.78%”.

Please retain this supplement for future reference